Exhibit 32.4

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the Annual Report on Form 10-K/A of Eledon Pharmaceuticals, Inc. (the “Company”) for the period ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Paul Little, Chief Financial and Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1).
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of
1934; and
(2).
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2025	By:	/s/ Paul Little
Paul Little
Chief Financial Officer (Principal Financial and Accounting Officer)